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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                November 12, 2002
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                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
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             (Exact name of registrant as specified in its charter)



            Delaware                      0-19557               36-3777824
---------------------------------   -------------------    ---------------------
  (State or other jurisdiction          (Commission            (IRS Employer
        of incorporation)               File Number)        Identification No.)



                1955 W. Field Court, Lake Forest, Illinois 60045
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (847) 803-4600
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                         (Registrant's telephone number)


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ITEM 5. OTHER EVENTS.

         On November 11, 2002, Salton, Inc. issued a press release announcing first quarter results. The full text of Salton, Inc.'s November 11, 2002 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Exhibits

                  99.1 Press Release issued by Salton, Inc. dated November 11, 2002.


















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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SALTON, INC.


                                           /s/ WILLIAM B. RUE
                                           ----------------------------------
                                           William B. Rue
Dated:  November 11, 2002                  President and Chief Operating Officer
                                           and Director










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                                  EXHIBIT INDEX





EXHIBIT
  NO.                                DESCRIPTION

 99.1         Press Release issued by Salton, Inc. dated November 11, 2002.














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